UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2023

DMY SQUARED TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-41519	88-0748933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYY.U	NYSE American
Class A common stock, par value $0.0001 per share	DMYY	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYY.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2023, Harry L. You, an officer and a member of the Board of Directors (the “Board”) of dMY Squared Technology Group, Inc. (the “Company”), notified the Company of his decision to resign as Co-Chief Executive Officer of the Company, effective immediately, in order to reduce his time commitment and avoid overboarding concerns under proxy advisor and other institutional investor policies. Mr. You’s decision to resign as an officer of the Company was not the result of any disagreement with the Board, other officers of the Company or relating to the Company’s operations, policies or practices. The Company thanks Mr. You for his commitment and service as Co-Chief Executive Officer. A copy of Mr. You’s resignation letter is filed as Exhibit 17.1 to this Current Report on Form 8-K.

Harry L. You will continue to serve as member and chairman of the Board.

Niccolo de Masi will continue to serve as the sole officer of the Company and the Board has modified his title to “Chief Executive Officer.”

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2023, the Board approved and adopted, effective immediately, the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”). The amendments to the Bylaws include modifications to Section 6.7 relating to the description of the role of Co-Chief Executive Officer further to the resignation of Harry L. You as Co-Chief Executive Officer and Niccolo de Masi continuing to serve as sole officer of the Company.

The foregoing summary of the amendments to the Company’s Bylaws is qualified in all respects by reference to the text of the Bylaws, a copy of which is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.4	Amended and Restated Bylaws of DMY Squared Technology Group, Inc.

17.1	Letter from Harry L. You, dated March 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY SQUARED TECHNOLOGY GROUP, INC.

	By:	/s/ Niccolo de Masi
	Name:	Niccolo de Masi
	Title:	Chief Executive Officer

Date: March 15, 2023